UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Pyxus International, Inc. (the “Company”) and its subsidiaries Pyxus Parent, Inc. (“Pyxus Parent”) and Pyxus Holdings, Inc. (“Pyxus Holdings” and, together with the Company and Pyxus Parent, the “Holding Companies”) entered into a Support and Exchange Agreement, effective as of December 27, 2022 (as amended or supplemented, including by joinders thereto, the “Support Agreement”), with a group of creditors, including Glendon Capital Management LP, Monarch Alternative Capital LP, Nut Tree Capital Management, L.P., Intermarket Corporation and Owl Creek Asset Management, L.P. on behalf of certain funds managed by them and/or certain of their advisory clients, as applicable (collectively, the “Supporting Holders”), holding in aggregate:

•

approximately 99.7% of outstanding term loans under the Amended and Restated Term Loan Credit Agreement, effectuated pursuant to that certain Amendment and Restatement Agreement, dated as of June 2, 2022, as amended or otherwise supplemented (the “DDTL Credit Agreement”), by and among Intabex Netherlands B.V., as borrower (“Intabex”), the guarantors party thereto, the administrative agent and collateral agent thereunder, and the several lenders from time to time party thereto (the “DDTL Facility Loans”);

•

approximately 68.1% of outstanding term loans under the Exit Term Loan Credit Agreement, dated as of August 24, 2020, as amended or otherwise supplemented (the “Exit Term Loan Credit Agreement”), by and among Pyxus Holdings, as borrower, the guarantors party thereto, the administrative agent and collateral agent thereunder, and the several lenders from time to time party thereto (the “Exit Facility Loans”); and

•

approximately 64.1% of outstanding 10.000% Senior Secured First Lien Notes due 2024 issued by Pyxus Holdings (the “Existing Notes”) pursuant to that certain Indenture, dated as of August 24, 2020, as amended or otherwise supplemented (the “Existing Notes Indenture”), by and among Pyxus Holdings, the guarantors party thereto and the trustee, collateral agent, registrar and paying agent thereunder.

Pursuant to the Support Agreement, the Supporting Holders have agreed to participate in a set of exchange transactions to be commenced by the Holding Companies (collectively, the “Exchange Transactions”) that includes, among other things:

•

Each holder of the DDTL Facility Loans being offered the opportunity to exchange all of its DDTL Facility Loans for (i) an equal principal amount of new senior secured term loans due December 31, 2027 with Pyxus Holdings as the borrower (the “New Intabex Loans”) and (ii) additional New Intabex Loans in a principal amount equal to 2% of the principal amount of such holder’s exchanged DDTL Facility Loans on account of the exit fee that would be payable under certain circumstances on the repayment of the DDTL Facility Loans (the “DDTL Facility Loans Exchange Offer”);

•

Each holder of the Exit Facility Loans being offered the opportunity to exchange (i) 40% of its Exit Facility Loans for an equal principal amount of New Intabex Loans and (ii) 60% of its Exit Facility Loans for an equal principal amount of new senior secured term loans due December 31, 2027 with Pyxus Holdings as the borrower (the “New Pyxus Loans” and, together with the New Intabex Loans, the “New Term Loans”); provided that, if less than all holders of Exit Facility Loans participate in the Exchange Transactions the amount of New Intabex Loans reserved for the non-participating holders shall be allocated ratably to the participating holders (and the amount of New Pyxus Loans to be issued to participating holders shall be reduced commensurately) (the “Exit Facility Loans Exchange Offer”);

•

Eligible holders of the Existing Notes being offered the opportunity to exchange any and all of their Existing Notes for an equal principal amount of new 8.50% Senior Secured Notes due December 31, 2027 (the “New Notes” and, together with the New Term Loans, the “New Secured Debt”) to be issued pursuant to an exchange offer to be conducted by Pyxus Holdings (the “Notes Exchange Offer”);

•

In conjunction with the Notes Exchange Offer, Pyxus Holdings soliciting consents from holders of the Existing Notes to amend the Existing Notes Indenture, the Existing Notes and the related intercreditor and security documents as necessary to, among other things, (i) eliminate most of the restrictive covenants and certain of the affirmative covenants in the Existing Notes Indenture, (ii) eliminate the change of control repurchase obligation in the Existing Notes Indenture, (iii) subordinate the Existing Notes in right of payment to existing and future senior indebtedness (including the New Secured Debt), (iv) eliminate certain events of default and (v) release all of the collateral securing the Existing Notes;

•

In conjunction with the Exit Facility Loans Exchange Offer, Pyxus Holdings soliciting consents from holders of the Exit Facility Loans to amend the agreements governing such loans and any related intercreditor and security documents as necessary to, among other things, (i) eliminate most of the restrictive covenants, certain of the affirmative covenants and the mandatory prepayments in the Exit Term Loan Credit Agreement, (ii) make junior in priority of payment the Exit Facility Loans to the payment in full of the New Secured Debt and (iii) eliminate certain events of default;

•

In conjunction with the DDTL Facility Loans Exchange Offer, Pyxus Holdings soliciting consents from holders of the DDTL Facility Loans to amend the agreements governing such loans and any related intercreditor and security documents as necessary to, among other things, (i) eliminate most of the restrictive covenants and certain of the affirmative covenants in the DDTL Credit Agreement, (ii) make junior in priority of payment the DDTL Facility Loans to the payment in full of the New Intabex Loans and (iii) eliminate certain events of default; and

•

The Company soliciting consents from lenders under the credit agreement governing its asset-based revolving credit facility (the “ABL Credit Agreement”) to amend the ABL Credit Agreement and the related intercreditor agreement (the “ABL Intercreditor Agreement”) as necessary to, among other things, (i) modify certain covenants and (ii) give effect to and permit the other Exchange Transactions.

The Support Agreement provides that in order to participate in any Exchange Transaction, participating creditors must participate in all Exchange Transactions with respect to all Existing Notes, Exit Facility Loans and DDTL Facility Loans held by them (subject to certain terms, conditions and limitations set forth therein).

Interest on the New Term Loans will accrue at a fluctuating rate per annum based on the Secured Overnight Financing Rate, with a floor of 1.5% and a credit spread adjustment of 0.10% for all interest periods, plus 8.0%. Interest on the New Notes will accrue at a rate of 8.50% per annum and will be payable semi-annually in arrears.

The obligations of Pyxus Holdings under the New Secured Debt will be guaranteed by the Company, Pyxus Parent and all subsidiaries of the Company that are guarantors of the Exit Facility Loans and Existing Notes (collectively, the “New Secured Debt Obligors”). In addition, Intabex and Alliance One International Tabak B.V., who are the borrower and a guarantor of the DDTL Facility Loans, respectively, will each be a guarantor of the New Intabex Loans (together, the “Specified Intabex Obligors”) but will not be guarantors of the New Notes or the New Pyxus Loans. The New Secured Debt will be secured (i) by a first-priority lien on substantially all assets of the New Secured Debt Obligors other than certain exclusions and certain collateral for which obligations under the ABL Credit Agreement are secured on a first-priority basis (the “ABL Priority Collateral”) and (ii) by a second-priority lien on the ABL Priority Collateral. The New Intabex Loans will further be secured by a first-priority lien on certain assets of the Specified Intabex Obligors (the “Intabex Collateral”). In connection with the Exchange Transactions, the New Secured Debt Obligors will enter into a new intercreditor and collateral agency agreement (the “Intercreditor and Collateral Agency Agreement”) with the notes trustee for the New Notes, the administrative agents for the New Term Loans and Exit Facility Loans and a common collateral agent, which will provide that the common collateral agent will hold a single lien for the benefit of holders of the New Notes, the New Term Loans and the Exit Facility Loans on all collateral securing the New Notes, the New Term Loans (other than the Intabex Collateral that only secures the New Intabex Loans) and the Exit Facility Loans (the “Collateral”) and that any proceeds of the Collateral or other amounts received on account of the New Notes, New Term Loans or Exit Facility Loans following an event of default will be distributed first to the holders of the New Notes and the New Term Loans on a pro rata basis, then to the holders of the Exit Facility Loans on a pro rata basis, and then to any future junior debt on a pro rata basis. In the event that Pyxus Holdings does not receive the necessary consents from holders of the Existing Notes to release all of the collateral securing the Existing Notes, the Existing Notes Indenture, the Existing Notes and the related intercreditor and security documents will be amended, restated, amended and restated or otherwise modified to effectuate the Exchange Transactions and to provide that the liens securing the Existing Notes will be subordinated to the liens securing the New Notes, the New Term Loans, the Exit Facility Loans and the loans under the ABL Credit Agreement.

The Support Agreement contains certain covenants on the part of each of the Holding Companies, the Supporting Holders and other parties who execute a joinder thereto to become a Supporting Holder, including, among other things, (i) commitments to support, and take all commercially reasonable actions necessary or reasonably requested to facilitate, the consummation of the Exchange Transactions in accordance with the terms, conditions and applicable deadlines set forth in the Support Agreement, (ii) commitments by the parties to negotiate in good faith to finalize the documents and agreements effectuating the Exchange Transactions and (iii) for the Holding Companies to commence the Exchange Transactions no later than February 5, 2023. No fees, premiums or direct or minimum allocations are being paid or provided to the Supporting Holders that will not be offered to other holders of the applicable debt obligations.

Pursuant to the Support Agreement, the closing of the Exchange Transactions is subject to the satisfaction of certain conditions, including execution and delivery of definitive documentation with respect to the Exchange Transactions, receipt of all necessary consents to the consummation of the Exchange Transactions, including obtaining the consent of the requisite lenders under the ABL Credit Agreement and certain minimum consent and exchange thresholds in respect of the Exit Facility Loans, the DDTL Facility Loans and the Existing Notes, and other customary closing conditions. The Supporting Holders collectively hold a sufficient amount of Existing Notes, Exit Facility Loans and DDTL Facility Loans to satisfy the minimum consent and exchange thresholds with respect to such indebtedness. However, there can be no assurance that each of the closing conditions will be satisfied or waived.

The Support Agreement will terminate as to all parties upon the earliest of (i) the consummation of the Exchange Transactions, (ii) mutual written consent of Pyxus Holdings and the requisite Supporting Holders, (iii) February 15, 2023, if the Exchange Transactions have not been consummated before such date, unless the parties to the Support Agreement otherwise agree to extend such date, (iv) a material breach of the Support Agreement by a party and such breach is not cured in accordance with its terms and (v) written notice by the special committee of the Board of Directors of the Company to any Supporting Holder stating that, considering the advice of counsel, its fiduciary duties require it to terminate the Support Agreement.

The Support Agreement and the Exchange Transactions described above were recommended by a special committee of the Board of Directors of the Company comprising a majority of the disinterested members and approved by the Board of Directors of the Company.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to a separate disclosure statement distributed to the relevant holders of securities.

The foregoing is a summary of the material terms of, and is qualified by, the Support Agreement and the exhibits thereto, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 8.01.	Other Events

On January 3, 2023, the Company issued a press release disclosing the events described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

Statements in this report contain forward-looking statements. You can identify these forward-looking statements by use of words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets,” “could,” “should,” and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this Form 8-K. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying important risk factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by the Company. Any such statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended March 31, 2022 and the subsequently filed quarterly reports on Form 10-Q incorporated by reference therein and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Support and Exchange Agreement, effective as of December 27, 2022.

99.1	Press Release, dated January 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYXUS INTERNATIONAL, INC.
(Registrant)

By:	/s/ William L. O’Quinn, Jr.
Name: William L. O’Quinn, Jr.
Title: Senior Vice President – Chief Legal Officer and Secretary

Date: January 3, 2023